--------------------------------------------------------------------------------



ACM Managed
Income Fund

Semi-Annual Report
February 28, 2003


                           [LOGO] AllianceBernstein
                                  Investment Research and Management

Investment Products Offered
===========================
 o Are Not FDIC Insured
 o May Lose Value
 o Are Not Bank Guaranteed
===========================

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

LETTER TO SHAREHOLDERS
April 20, 2003

Dear Shareholder:
This report provides performance, investment strategy and outlook for ACM Managed Income Fund (the "Fund") for the semi-annual reporting period ended February 28, 2003.

Investment Objective and Policies
This closed-end fund is designed to provide investors with a high level of total return by seeking both high current income and capital appreciation. The Fund invests primarily in U.S. government securities and corporate fixed income securities. In addition, the Fund may utilize certain other investment techniques, including investing in options and futures contracts.

Investment Results
The following table shows how the Fund performed over the past six- and 12-month periods ended February 28, 2003. For comparison, we have included returns for the unmanaged Lehman Brothers (LB) Aggregate Bond Index, a standard measure of the performance of a basket of unmanaged debt securities.

   INVESTMENT RESULTS*
   Periods Ended February 28, 2003
                  =======================
                          Returns
                  =======================
                  6 Months      12 Months
------------------------------------------
   ACM Managed
   Income Fund
   (NAV)            9.29%      8.41%
------------------------------------------
   Lehman Brothers
   Aggregate Bond
   Index            4.74%      9.91%
------------------------------------------

   * The Fund's investment results are for the periods shown and are based on the net asset value (NAV) as of February 28, 2003. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

     The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including ACM Managed Income Fund.

     Additional investment results appear on pages 5-7.

For the six-month period ended February 28, 2003, the Fund outperformed its benchmark, the LB Aggregate Bond Index. This was primarily due to the Fund's high yield holdings. The high yield market, as represented by the Credit Suisse First Boston High Yield Index, returned a strong 9.05% for the six-month period under review, far exceeding the investment-grade only LB Aggregate Bond Index, which returned 4.74%.

In the fourth quarter of 2002 and year-to-date 2003, the high yield market has rebounded as risk aversion to that sector has moderated and spreads have narrowed by 180 basis points. As the fourth quarter began, key risks that paralyzed market activity had begun to

--------------------------------------------------------------------------------
                                                     ACM Managed Income Fund o 1
diminish. The U.S. Federal Reserve's November rate cut and the likelihood of further fiscal stimulus alleviated fears of a renewed recession. With the corporate governance crisis working its way through the financial, legislative and judicial systems, corporate managers were more focused on balance sheet repair and improving profitability. Defaults in high yield began to decline, and the direction of the high yield market de-coupled from the equity market, which continued to struggle.

Among the Fund's high yield industry allocations, the primary positive contributors to performance were the Fund's holdings in the cable and wireless telecommunications sector. Both of these sectors were poor performers throughout the first three quarters of 2002, prior to rallying in the fourth quarter and into 2003. The Fund was overweight in both of these sectors. Cablevision and Nextel Communications, cable and wireless issuers respectively, were among the Fund's largest holdings and strongest performers during the period.

Additionally, the Fund's underweighted position in the airline sector added to its relative performance. Prices in this sector declined sharply due to a significant reduction in business travel and fears of war and terrorism.

With volatility and uncertainty still extant in the marketplace, U.S. Treasuries posted a solid return of 4.62% during the semi-annual period, as measured by the LB Aggregate Bond Index. Overall, the Fund's Treasury holdings experienced mixed results, with the Fund's longer maturity Treasury holdings outperforming and its shorter-term Treasury holdings underperforming, relative to the index.

Market Overview
The U.S. recovery stalled during the semi-annual period as hopes of a more robust recovery faded due to economic and geopolitical uncertainty. Growth in the third quarter of 4.0% slowed to 1.4% in the fourth quarter, despite the U.S. Federal Reserve's accommodative monetary policy.

In the third quarter of 2002, risk aversion continued to drive the financial markets with corporate malfeasance, worry over the possibility of an economic "double-dip" and talk of war with Iraq rattling investors and generating a high number of flight-to-quality trades benefiting Treasury prices. As market participants worried about the possibility of an economic double-dip, stock prices slumped and corporate bond spreads reached record highs. By October, the lower-quality tiers of the bond market were poised for dramatic outperformance.

In the fourth quarter, the bond market reached an inflection point as risk aversion moderated and spreads narrowed. In a reversal, Treasuries were the weakest sector in the fourth quarter, while corporate securities posted the strongest absolute returns. Corporate bond investors apparently concluded that improved earnings mo-


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2 o ACM Managed Income Fund
mentum and continued balance sheet de-leveraging were positives for the corporate sector.

In early 2003, however, the uncertainty surrounding war with Iraq and weak economic data releases prompted investors to once again gravitate toward safer types of investments. Restrained consumer and business spending, weak employment and higher oil prices all contributed to a noticeable slowdown. Momentary economic paralysis took hold as businesses and individuals delayed any risk-taking decisions in view of the impending conflict with Iraq and its uncertain effects.

Investment Strategy
During the period under review, we increased the Fund's exposure to the energy segment of the market as rising energy prices improved the earnings capabilities for these companies. Correspondingly, we reduced the Fund's chemical exposure due to the rise in the cost of natural gas, a necessary expense of many of these manufacturers. The Fund also remained overweight in the cable and wireless telecommunications sectors in anticipation of an improvement in cash flows generated by these companies. We added to the Fund's utility exposure as it appeared that certain utilities would be able to find market capital conditions more conducive to solving their financial problems. Finally, we reduced the Fund's holdings in the hotel and lodging industry in view of concerns regarding a recession in the travel business as the possibility of a conflict with Iraq loomed. However, the Fund continued to maintain its position in this sector, as the longer-term prospects for the travel industry should improve as geopolitical concerns unwind and the economy improves.

Outlook
The uncertainty surrounding the conflict with Iraq, rising oil prices and unemployment have slowed the pace of economic recovery. We have lowered our U.S. 2003 gross domestic product growth outlook to 2.5%. The U.S. economy still lacks solid and broad-based growth. February unemployment was reported at 5.8%, a slight increase from January's 5.7%. This increase was attributable to the bad weather and the call-up of military reservists. While the increase is not seen as significant, it is the prolongation of the duration of unemployment that is weighing on an already weak economy. Nevertheless, we believe the dissipation of geopolitical uncertainties will most likely result in the gradual strengthening of the U.S. economy as the year progresses, which should bode well for the high yield market. Declining default rates, positive supply technicals and significant demand are all positive indicators for the high yield sector. Diversification of the Fund's high yield portfolio coupled with selective, well-researched holdings will be key.


--------------------------------------------------------------------------------
                                                     ACM Managed Income Fund o 3

Thank you for your continued interest and investment in ACM Managed Income Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,

/s/John D. Carifa                 [PHOTO]

John D. Carifa
Chairman and President



/s/George D. Caffrey              [PHOTO]

George D. Caffrey
Vice President



/s/Matthew D. W. Bloom            [PHOTO]

Matthew D.W. Bloom
Vice President


George D. Caffrey and Matthew D.W. Bloom, Portfolio Managers, have over 42 years combined investment experience.

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4 o ACM Managed Income Fund

PERFORMANCE UPDATE


ACM MANAGED INCOME FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
2/28/93 TO 2/28/03

Lehman Brothers Aggregate Bond Index: $20,193

ACM Managed Income Fund (NAV): $16,502

         ACM Managed Income Fund (NAV)      Lehman Brothers Aggregate Bond Index
2/28/93            10000                                 10000
2/28/94            11899                                 10540
2/28/95            11118                                 10727
2/29/96            14375                                 12041
2/28/97            16420                                 12685
2/28/98            19781                                 14000
2/28/99            17892                                 14877
2/29/00            15372                                 15041
2/28/01            16482                                 17064
2/28/02            15226                                 18372
2/28/03            16502                                 20193


This chart illustrates the total value of an assumed $10,000 investment in ACM Managed Income Fund at net asset value (NAV) (from 2/28/93 to 2/28/03) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index.

When comparing ACM Managed Income Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Managed Income Fund.


--------------------------------------------------------------------------------
                                                     ACM Managed Income Fund o 5

PERFORMANCE UPDATE

ACM MANAGED INCOME FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 2/28


            ACM Managed Income Fund (NAV) - Yearly Periods Ended 2/28
--------------------------------------------------------------------------------
                              ACM Managed              Lehman Brothers
                            Income Fund (NAV)       Aggregate Bond Index
--------------------------------------------------------------------------------
      2/28/94                     19.00%                     5.40%
      2/28/95                     -6.57%                     1.78%
      2/29/96                     29.30%                    12.25%
      2/28/97                     14.23%                     5.35%
      2/28/98                     20.47%                    10.37%
      2/28/99                     -9.55%                     6.27%
      2/29/00                    -14.99%                     1.10%
      2/28/01                      7.22%                    13.44%
      2/28/02                     -7.63%                     7.67%
      2/28/03                      8.41%                     9.91%

Past performance is no guarantee of future results. The Fund's investment results represent average annual returns and are based on the net asset value
(NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Managed Income Fund.


--------------------------------------------------------------------------------
6 o ACM Managed Income Fund

PORTFOLIO SUMMARY
February 28, 2003 (unaudited)

INCEPTION DATE
11/03/88

PORTFOLIO STATISTICS
Net Assets Applicable to Common Shareholders ($mil): $103.1

SECURITY BREAKDOWN
52.5% U.S. Government Obligations
43.7% Corporate Obligations
 1.6% Yankee Obligations
 1.5% Preferred Stock

 0.7% Short-Term                              [PIE CHART OMITTED]

COUNTRY BREAKDOWN
 96.0% United States
 1.2% Canada
 0.5% United Kingdom
 0.4% France
 0.3% Liberia
 0.3% Luxembourg                              [PIE CHART OMITTED]
 0.3% Bermuda
 0.3% Ireland
 0.2% Mexico
 0.2% Bahamas
 0.2% Singapore
 0.1% Cayman Islands

All data as of February 28, 2003. The Fund's security breakdown and country breakdowns are expressed as a percentage of total investments and may vary over time


--------------------------------------------------------------------------------
                                                     ACM Managed Income Fund o 7

PORTFOLIO OF INVESTMENTS
February 28, 2003 (unaudited)

                                 Moody's       Principal
                                Investor          Amount
                                  Rating           (000)      U.S. $ Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS-97.1%
U.S. Treasury Bonds-97.1%
   5.375%, 2/15/31................   Aaa         $13,000      $ 14,417,312
   8.125%, 8/15/19................   Aaa          13,250        18,802,585
   10.75%, 8/15/05................   Aaa          18,500        22,509,301
   11.25%, 2/15/15................   Aaa           5,750         9,695,489
   11.875%, 11/15/03..............   Aaa          22,500        24,173,460
   12.00%, 8/15/13................   Aaa           7,225        10,531,853
                                                              ------------
Total U.S. Government Obligations                              100,130,000
   (cost $96,568,111)............                             ------------

CORPORATE OBLIGATIONS-80.8%
Aerospace & Defense-0.9%
K & F Industries, Inc.
   9.625%, 12/15/10(a)............   B3              215           223,063
Sequa Corp.
   9.00%, 8/01/09.................   Ba3             245           243,775
Transdigm, Inc.
   10.375%, 12/01/08..............   B3              405           425,250
                                                              ------------
                                                                   892,088
                                                              ------------
Automotive-4.0%
ArvinMeritor, Inc.
   8.75%, 3/01/12.................   Baa3            385           410,025
AutoNation, Inc.
   9.00%, 8/01/08.................   Ba2             125           130,625
Collins & Aikman Products Co.
   10.75%, 12/31/11...............   B1              300           294,750
Cummins, Inc.
   9.50%, 12/01/10(a).............   Ba2             425           454,750
Dana Corp.
   10.125%, 3/15/10...............   Ba3             645           677,250
Dura Operating Corp.
Series B
   9.00%, 5/01/09.................   B2              430           369,800
Lear Corp.
   8.11%, 5/15/09.................   Ba1             440           482,900
Stoneridge, Inc.
   11.50%, 5/01/12................   B2              220           225,500
TRW Automotive, Inc.
   9.375%, 2/15/13(a).............   B1              475           479,750
   11.00%, 2/15/13(a).............   B2              240           247,200
United Auto Group, Inc.
   9.625%, 3/15/12................   B3              320           309,600
                                                              ------------
                                                                 4,082,150
                                                              ------------

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8 o ACM Managed Income Fund

                                 Moody's       Principal
                                Investor          Amount
                                  Rating           (000)      U.S. $ Value
--------------------------------------------------------------------------------

Broadcasting & Media-3.6%
Albritton Communications Co.
   7.75%, 12/15/12(a).............   B3            $ 480      $    477,600
Corus Entertainment, Inc.
   8.75%, 3/01/12.................   B1              325           337,188
LIN Television Corp.
   8.375%, 3/01/08................   B2              900           938,250
Paxson Communications Corp.
   12.25%, 1/15/09(b).............   B3              185           135,975
   10.75%, 7/15/08................   B3              465           483,600
Radio One, Inc.
   8.875%, 7/01/11................   B2              405           436,388
Sinclair Broadcast Group, Inc.
   8.00%, 3/15/12.................   B2              240           246,900
   8.00%, 3/15/12(a)..............   B2               50            51,437
   8.75%, 12/15/11................   B2              320           339,200
Young Broadcasting, Inc.
   8.50%, 12/15/08................   B2              230           242,075
   10.00%, 3/01/11................   B3               55            56,650
                                                              ------------
                                                                 3,745,263
                                                              ------------
Building & Real Estate-3.7%
Associated Materials, Inc.
   9.75%, 4/15/12.................   B3              215           227,631
Beazer Homes USA, Inc.
   8.375%, 4/15/12................   Ba2             355           378,075
D.R. Horton, Inc.
   10.50%, 4/01/05................   Ba1             195           213,525
KB HOME
   7.75%, 2/01/10.................   Ba3             480           475,200
LNR Property Corp.
   10.50%, 1/15/09................   Ba3             825           858,000
M.D.C. Holdings, Inc.
   7.00%, 12/01/12................   Baa3            230           238,625
Meritage Corp.
   9.75%, 6/01/11 ................   Ba3             545           573,613
Schuler Homes, Inc.
   10.50%, 7/15/11................   Ba2             430           468,700
The Ryland Group
   9.75%, 9/01/10.................   Ba1              50            56,250
Werner Holdings Company, Inc.
   10.00%, 11/15/07...............   B2              300           301,500
                                                              ------------
                                                                 3,791,119
                                                              ------------

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                                                     ACM Managed Income Fund o 9

                                 Moody's       Principal
                                Investor          Amount
                                  Rating           (000)      U.S. $ Value
--------------------------------------------------------------------------------

Cable-3.5%
CSC Holdings, Inc.
   7.625%, 7/15/18................   B1            $ 490      $    456,925
Coaxial Communications of
Central Ohio, Inc.
   10.00%, 8/15/06................   B3              240           226,800
DirectTV Holdings LLC
   8.375%, 3/15/13(a).............   B1              345           363,975
Echostar DBS Corp.
   9.375%, 2/01/09................   B1              385           411,950
Insight Midwest LP
   9.75%, 10/01/09(a).............   B2              470           460,600
Mediacom Broadband LLC
   11.00%, 7/15/13................   B2              710           756,150
PanAmSat Corp.
   8.50%, 2/01/12.................   Ba3             970           957,875
                                                              ------------
                                                                 3,634,275
                                                              ------------
Chemicals-4.1%
Airgas, Inc.
   9.125%, 10/01/11...............   Ba2             315           346,500
Avecia Group
   11.00%, 7/01/09................   Caa1            115            92,575
Equistar Chemical Funding LP
   10.125%, 9/01/08...............   B1              780           709,800
FMC Corp.
   10.25%, 11/01/09(a)............   Ba2             315           337,050
Georgia Gulf Corp.
   10.375%, 11/01/07..............   B2              580           626,400
Huntsman International LLC
   9.875%, 3/01/09................   B3              705           724,388
Lyondell Chemical Co.
   Series A
   9.625%, 5/01/07................   Ba3             320           310,400
   Series B
   10.875%, 5/01/09...............   B2              550           473,000
Millennium America, Inc.
   9.25%, 6/15/08.................   Ba1              50            53,000
Resolution Performance Products
   13.50%, 11/15/10...............   B3              545           569,525
                                                              ------------
                                                                 4,242,638
                                                              ------------
Communications-0.4%
Alaska Communications Systems
Holdings, Inc.
   9.375%, 5/15/09................   B3               40            33,000
Nortel Networks, Ltd.
   6.125%, 2/15/06................   B3              380           345,325
                                                              ------------
                                                                   378,325
                                                              ------------

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10 o ACM Managed Income Fund

                                 Moody's       Principal
                                Investor          Amount
                                  Rating           (000)      U.S. $ Value
--------------------------------------------------------------------------------

Communications - Fixed-1.7%
   Qwest Corp.
   8.875%, 3/15/12(a).............   Ba3         $ 1,705      $  1,777,463
                                                              ------------
Communications - Mobile-3.5%
Dobson/Sygnet Communications
   12.25%, 12/15/08...............   B3              280           247,800
Iridium LLC Capital Corp.
   Series B
   14.00%, 7/15/05(c).............   NR            3,000           187,500
Nextel Communications, Inc.
   9.375%, 11/15/09...............   B3            1,890         1,908,900
TeleCorp PCS, Inc.
   10.625%, 7/15/10...............   Baa2            229           259,915
Tritel PCS, Inc.
   10.375%, 1/15/11...............   Baa2            255           291,337
Triton PCS, Inc.
   11.00%, 5/01/08(b).............   B3              185           161,875
   8.75%, 11/15/11................   B3              675           551,813
                                                              ------------
                                                                 3,609,140
                                                              ------------
Consumer Manufacturing-2.7%
Applica, Inc.
   10.00%, 7/31/08................   B2              235           245,575
Central Garden & Pet Company
   9.125%. 2/01/13(a).............   B2              230           239,775
Collins & Aikman Floorcoverings,
   Inc.
   9.75%, 2/15/10.................   B2              295           289,100
Jostens, Inc.
   12.75%, 5/01/10................   B3              755           856,925
Playtex Products, Inc.
   9.375%, 6/01/11................   B2              275           298,375
St. John Knits International, Inc.
   12.50%, 7/01/09................   B3              230           239,200
Salton, Inc.
   12.25%, 4/15/08................   B2              260           258,700
Sealy Mattress Co.
   9.875%, 12/15/07...............   B3              400           405,000
                                                              ------------
                                                                 2,832,650
                                                              ------------
Electronics-0.4%
Fimep S.A.
   10.50%, 2/15/13(a).............   B1              340           353,600
Solectron Corp.
   9.625%, 2/15/09................   Ba3              95            98,800
                                                              ------------
                                                                   452,400
                                                              ------------
Energy-7.0%
Allegheny Energy, Inc.
   7.75%, 8/01/05.................   B1              350           344,750
Chesapeake Energy Corp.
   9.00%, 8/15/12.................   Ba3             610           658,800


--------------------------------------------------------------------------------
                                                    ACM Managed Income Fund o 11

                                 Moody's       Principal
                                Investor          Amount
                                  Rating           (000)      U.S. $ Value
--------------------------------------------------------------------------------

CITGO Petroleum Corp.
   11.375%, 2/01/11(a)............   Ba3           $ 730      $    733,650
Grey Wolf, Inc.
   8.875%, 7/01/07................   B1              315           326,025
Forest Oil Corp.
   8.00%, 12/15/11................   Ba3             350           364,875
Frontier Oil Corp.
   11.75%, 11/15/09...............   B2              700           756,000
Grant Prideco, Inc.
   9.00%, 12/15/09(a).............   Ba3             430           453,650
Lomack Petroleum
   8.75%, 1/15/07.................   B3              375           381,094
Northwest Pipeline Corp.
   8.125%, 3/01/10(a).............   B3              170           174,675
Pioneer Natural Resources Co.
   8.875%, 4/15/05................   Ba1             430           462,801
Petrobras Int'l. Fin Co.
   9.125%, 2/01/07(a).............   Baa1            130           129,187
Premcor Refining Group, Inc.
   9.50%, 2/01/13(a)..............   Ba3             340           357,000
Pride International, Inc.
   9.375%, 5/01/07................   Ba2             320           333,600
Southern Natural Gas Co.
   7.35%, 2/15/31.................   B1              425           366,678
Stone Energy Corp.
   8.25%, 12/15/11................   B2              800           834,000
Westport Resources Corp.
   8.25%, 11/01/11(a).............   Ba3             210           222,075
XTO Energy, Inc.
   7.50%, 4/15/12.................   Ba2             300           323,250
                                                              ------------
                                                                 7,222,110
                                                              ------------
Entertainment & Leisure-2.2%
Cinemark USA, Inc.
   9.00%, 2/01/13(a)..............   B3              310           322,400
Premier Parks
   10.00%, 4/01/08(b).............   B2               15            14,325
   9.75%, 6/15/07.................   B2              760           725,800
Royal Caribbean Cruises
   8.75%, 2/02/11.................   Ba2             665           591,850
Six Flags, Inc.
   9.50%, 2/01/09.................   B2              600           565,500
                                                              ------------
                                                                 2,219,875
                                                              ------------
Financial-3.5%
iStar Financial, Inc.
   8.75%, 8/15/08.................   Ba1             450           485,267
Markel Capital Trust I
Series B
   8.71%, 1/01/46.................   Ba1             695           598,352
Nationwide CSN Trust
   9.875%, 2/15/25(a).............   A2            1,000         1,095,915


--------------------------------------------------------------------------------
12 o ACM Managed Income Fund

                                 Moody's       Principal
                                Investor          Amount
                                  Rating           (000)      U.S. $ Value
--------------------------------------------------------------------------------

PXRE Capital Trust I
   8.85%, 2/01/27.................   Ba2           $ 720      $    576,000
Western Financial Bank
   9.625%, 5/15/12................   B1              460           454,250
Williams Scotsman, Inc.
   9.875%, 6/01/07................   B3              395           373,275
                                                              ------------
                                                                 3,583,059
                                                              ------------
Food & Beverages-1.7%
   B & G Foods, Inc.
   9.625%, 8/01/07................   B3              205           209,613
Dean Foods Co.
   8.15%, 8/01/07.................   Ba3             210           224,953
Del Monte Food Co.
   8.625%, 12/15/12(a)............   B2              255           262,650
   9.25%, 5/15/11.................   B2              290           303,050
DIMON, Inc.
Series B
   9.625%, 10/15/11...............   Ba3             200           217,000
Dole Food Company, Inc.
   7.25%, 5/01/09.................   Ba1             290           286,737
Swift & Co.
   10.125%, 10/01/09(a)...........   B1              280           277,200
                                                              ------------
                                                                 1,781,203
                                                              ------------
Gaming-5.2%
Ameristar Casinos, Inc.
   10.75%, 2/15/09 ...............   B3              410           440,750
Argosy Gaming Co.
   9.00%, 9/01/11.................   B2              275           289,094
Boyd Gaming Corp.
   7.75%, 12/15/12(a).............   B1              295           290,575
Harrah's Operating Company, Inc.
   7.875%, 12/15/05...............   Ba1             315           332,719
Horseshoe Gaming Holding Corp.
Series B
   8.625%, 5/15/09................   B2              420           441,000
MGM Mirage Inc.
   8.375%, 2/01/11................   Ba2             850           896,750
Mandalay Resort Group
   10.25%, 8/01/07................   Ba3             550           589,875
Mohegan Tribal Gaming
   8.375%, 7/01/11................   Ba3             245           252,350
   8.75%, 1/01/09.................   Ba3             170           177,650
Park Place Entertainment
   7.875%, 3/15/10................   Ba2             350           350,000
   9.375%, 2/15/07................   Ba2             355           372,750
Riviera Holdings Corp.
   11.00%, 6/15/10................   B2               45            37,800
Station Casinos, Inc.
   8.375%, 2/15/08................   B1              270           286,537


--------------------------------------------------------------------------------
                                                    ACM Managed Income Fund o 13

                                 Moody's       Principal
                                Investor          Amount
                                  Rating           (000)      U.S. $ Value
--------------------------------------------------------------------------------

Turning Stone Casino Resort
Enterprise
   9.125%, 12/15/10(a)............   B1            $ 220      $    226,600
Venetian Casino Resort, LLC
   11.00%, 6/15/10................   B3              365           374,125
                                                              ------------
                                                                 5,358,575
                                                              ------------
Healthcare-4.9%
Advanced Medical Optics, Inc.
   9.25%, 7/15/10.................   B3              295           303,112
Alliance Imaging, Inc.
   10.375%, 4/15/11...............   B3              295           303,113
AmerisourceBergen Corp.
   8.125%, 9/01/08 ...............   Ba3             445           482,825
Concentra Operating Corp.
   13.00%, 8/15/09................   B3              498           527,880
Extendicare Health Services
   9.50%, 7/01/10.................   B2              430           404,200
HCA, Inc.
   7.875%, 2/01/11................   Ba1             720           805,848
Hanger Orthopedic Group, Inc.
   10.375%, 2/15/09...............   B2              395           423,638
Omnicare, Inc.
   8.125%, 3/15/11................   Ba2             300           323,250
PacifiCare Health Systems, Inc.
   10.75%, 6/01/09................   B2              550           591,250
Triad Hospitals, Inc.
   11.00%, 5/15/09................   B2              470           514,650
   Series B
   8.75%, 5/01/09.................   B1               95           101,175
Ventas Realty LP
   9.00%, 5/01/12.................   Ba3             270           287,550
                                                              ------------
                                                                 5,068,491
                                                              ------------
Hotels & Lodging-4.1%
Extended Stay America, Inc.
   9.875%, 6/15/11................   B2              495           485,100
Felcor Lodging LP
   8.50%, 6/01/11.................   Ba3             265           237,175
   9.50%, 9/15/08.................   Ba3             305           283,650
Host Marriott LP
   9.25%, 10/01/07................   Ba3             600           586,500
   9.50%, 1/15/07.................   Ba3             370           366,300
Intrawest Corp.
   10.50%, 2/01/10................   B1              460           483,000
MeriStar Hospitality Corp.
   9.125%, 1/15/11................   B2              130           105,300
MeriStar Hospitality Operating
Partnership, LP
   10.50%, 6/15/09................   B2              170           146,200


--------------------------------------------------------------------------------
14 o ACM Managed Income Fund

                                 Moody's       Principal
                                Investor          Amount
                                  Rating           (000)      U.S. $ Value
--------------------------------------------------------------------------------

Starwood Hotels & Resorts
 Worldwide, Inc.
   8.375%, 5/01/12(a).............   Ba1           $ 760   $       752,400
Sun International Hotels
   8.875%, 8/15/11................   B2              400           404,000
Vail Resorts, Inc.
   8.75%, 5/15/09.................   B2              325           333,125
                                                              ------------
                                                                 4,182,750
                                                              ------------
Industrial-2.6%
Flowserve Corp.
   12.25%, 8/15/10................   B2              614           681,540
H & E Equipment/Finance
   11.125%, 6/15/12...............   B3              295           216,825
NMHG Holding Co.
   10.00%, 5/15/09................   B3              235           245,575
Rexnord Corp.
   10.125%, 12/15/12(a)...........   B3              215           225,212
SPX Corp.
   7.50%, 1/01/13.................   Ba3             580           603,200
Terex Corp.
   10.375%, 4/01/11...............   B3              370           371,850
TriMas Corp.
   9.875%, 6/15/12(a).............   B3              365           357,700
                                                              ------------
                                                                 2,701,902
                                                              ------------
Metal & Mining-2.2%
Freeport-McMoRan
Copper & Gold, Inc.
   10.125%, 2/01/10(a)............   B2              385           390,390
Earle M. Jorgensen Company
   9.75%, 6/01/12.................   B2              305           314,150
P & L Coal Holdings
Series B
   9.625%, 5/15/08................   B1              670           706,013
Steel Dynamics, Inc.
   9.50%, 3/15/09.................   B2              250           262,500
United States Steel LLC
   10.75%, 8/01/08................   Ba3             640           640,000
                                                              ------------
                                                                 2,313,053
                                                              ------------
Paper & Packaging-7.3%
Anchor Glass Container Corp.
   11.00%, 2/15/13(a).............   B2              380           380,950
Berry Plastics Corp.
   10.75%, 7/15/12................   B3              360           384,300
Caraustar Industries, Inc.
   9.875%, 4/01/11................   Ba2             215           223,600
Cascades, Inc.
   7.25%, 2/15/13(a)..............   Ba1             100           103,000
Crown Euro Holdings SA
   9.50%, 3/01/11(a)..............   B1              495           489,431

--------------------------------------------------------------------------------
                                                    ACM Managed Income Fund o 15

                                 Moody's       Principal
                                Investor          Amount
                                  Rating           (000)      U.S. $ Value
--------------------------------------------------------------------------------

Georgia-Pacific Corp.
   9.375%, 2/01/13(a).............   Ba2           $ 950      $    964,250
Graphic Packaging Corp.
   8.625%, 2/15/12................   B2              210           222,600
Greif Bros. Corp.
   8.875%, 8/01/12................   B2              315           329,175
Huntsman Packaging Corp.
   13.00%, 6/01/10................   Caa1            215           177,375
MDP Acquisitions PLC
   9.625%, 10/01/12(a)............   NR              465           483,600
Norske Skog Canada Ltd.
   8.625%, 6/15/11................   Ba2             255           262,650
Owens-Brockway Glass
Container, Inc.
   8.875%, 2/15/09................   B2              945           966,262
Plastipak Holdings, Inc.
   10.75%, 9/01/11................   B3              650           672,750
Pliant Corp.
   13.00%, 6/01/10................   Caa1            240           190,800
Riverwood International Corp.
   10.625%, 8/01/07...............   B3              655           674,650
Silgan Holdings, Inc.
   9.00%, 6/01/09.................   B1              230           238,050
Stone Container Corp.
   9.25%, 2/01/08.................   B2              450           486,000
   9.75%, 2/01/11.................   B2              215           234,887
                                                              ------------
                                                                 7,484,330
                                                              ------------
Publishing-2.4%
American Media, Inc.
   8.875%, 1/15/11(a).............   B2              120           126,900
   10.25%, 5/01/09................   B2              395           425,613
Dex Media East LLC
   9.875%, 11/15/09(a)............   B2              125           135,625
   12.125%, 11/15/12(a)...........   B3              195           219,375
Hollinger International
   Publishing, Inc.
   9.00%, 12/15/10(a).............   B2              590           619,500
Houghton Mifflin Co.
   8.25%, 2/01/11(a)..............   B2              325           339,625
   9.875%, 2/01/13(a).............   B3              120           126,600
RH Donnelley, Inc.
   8.875%, 12/15/10(a)............   B1              150           162,375
   10.875%, 12/15/12(a)...........   B2              290           322,625
                                                              ------------
                                                                 2,478,238
                                                              ------------
Retail-0.3%
J.C. Penny Corporation, Inc.
   8.00%, 3/01/10.................   Ba3             335           341,700
                                                              ------------
Service-5.3%
Alderwoods Group, Inc.
   11.00%, 1/02/07................   NR              307           308,535


--------------------------------------------------------------------------------
16 o ACM Managed Income Fund

                                 Moody's       Principal
                                Investor          Amount
                                  Rating           (000)      U.S. $ Value
--------------------------------------------------------------------------------

Allied Waste North America
   8.50%, 12/01/08................   Ba3           $ 170      $    175,100
   8.875%, 4/01/08................   Ba3             925           968,937
   10.00%, 8/01/09................   B2              945           963,900
Coinmach Corp.
   9.00%, 2/01/10.................   B2              300           312,750
Corrections Corp of America
   9.875%, 5/01/09................   B2              360           388,800
Iron Mountain, Inc.
   8.625%, 4/01/13................   B2              400           424,000
National Waterworks, Inc.
   10.50%, 12/01/12(a)............   B3              255           271,575
Service Corporation International
   6.50%, 3/15/08.................   B1              305           286,700
   7.70%, 4/15/09.................   B1              710           681,600
Stewart Enterprises, Inc.
   10.75%, 7/01/08................   B2              355           387,838
United Rentals, Inc.
   10.75%, 4/15/08................   B1              240           241,200
                                                              ------------
                                                                 5,410,935
                                                              ------------
Supermarket & Drugstore-1.3%
Pathmark Stores, Inc.
   8.75%, 2/01/12.................   B2              360           334,800
Rite Aid Corp.
   9.50%, 2/15/11(a)..............   B3              500           507,500
Roundy's, Inc.
   8.875%, 6/15/12................   B2              295           290,575
Stater Bros. Holdings, Inc.
   10.75%, 8/15/06................   B2              170           172,550
                                                              ------------
                                                                 1,305,425
                                                              ------------
Technology-1.6%
Fairchild Semiconductor
   10.50%, 2/01/09................   B2              565           632,800
ON Semiconductor Corp.
   12.00%, 3/15/10(a).............   B3              740           717,800
Sanmina-SCI Corp.
   10.375%, 1/15/10(a)............   Ba2              90            95,400
Unisys Corp.
   7.875%, 4/01/08................   Ba1             210           218,925
                                                              ------------
                                                                 1,664,925
                                                              ------------
Utilities - Electric & Gas-0.7%
AES Corporation
   10.00%, 7/15/05(a).............   NR              335           335,000
Xcel Energy, Inc.
   7.00%, 12/01/10................   Baa3            355           342,575
                                                              ------------
                                                                   677,575
                                                              ------------
Total Corporate Obligations
(cost $82,912,628)................                              83,231,657
                                                              ------------


--------------------------------------------------------------------------------
                                                    ACM Managed Income Fund o 17

                                               Shares or
                                 Moody's       Principal
                                Investor          Amount
                                  Rating           (000)      U.S. $ Value
--------------------------------------------------------------------------------

YANKEE OBLIGATIONS-2.9%
Fairfax Financial Holdings
   7.375%, 4/15/18................   Ba3           $ 190      $    110,200
   7.75%, 7/15/37.................   Ba3             200           115,000
   8.25%, 10/01/15................   Ba3             100            63,500
Filtronic PLC
   10.00%, 12/01/05...............   B1              840           831,600
Flextronics International, Ltd.
   9.875%, 7/01/10................   Ba2             310           339,450
Innova S. de R.L.
   12.875%, 4/01/07...............   B3              545           441,995
Tembec Industries, Inc.
   8.625%, 6/30/09................   Ba1             500           505,000
Tyco Int'l Group SA
   6.75%, 2/15/11.................   Ba2             620           589,000
                                                              ------------
Total Yankee Obligations
   (cost $3,064,172)..............                               2,995,745
                                                              ------------
CONVERTIBLE PREFERRED STOCK-0.1%
United States Steel Corp.
   7.00%
   (cost $125,000)................   NR            2,500           116,625
                                                              ------------
NON-CONVERTIBLE PREFERRED
STOCK-2.7%
Avecia Group PLC
   16.00%(d)......................   Caa2          6,765            87,945
CSC Holdings, Inc.
Series M
   11.125%........................   B3           16,650         1,710,787
Nextel Communications
Series E
   11.125%(d).....................   Caa2              2             1,960
Sinclair Capital
   11.625%........................   B2            1,000           106,250
Sovereign Real Estate
Investment Trust
   12.00%(a)......................   Ba2             650           825,500
                                                              ------------
Total Non-Convertible Preferred Stock
   (cost $2,661,048)..............                               2,732,442
                                                              ------------
WARRANTS-0.0%
Jostens, Inc. Cl.E
   Warrants, expiring 5/01/10(e)(f)
   (cost $12,000).................   NR              600            19,350
                                                              ------------


--------------------------------------------------------------------------------
18 o ACM Managed Income Fund

                                               Principal
                                                  Amount
                                                    (000)     U.S. $ Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT-1.4%
Time Deposit-1.4%
State Street Bank & Trust Co.
   0.75%, 3/03/03
   (cost $1,427,000)..............               $ 1,427      $  1,427,000
                                                              ------------
Total Investments-185.0%
   (cost $186,769,959)............                             190,652,819
Other assets less
   liabilities-2.3% ..............                               2,428,707
Preferred Stock at redemption
   value-(87.3%)..................                             (90,000,000)
                                                              ------------
Net Assets Applicable to Common
Shareholders-100.0%(g)............                            $103,081,526
                                                              ------------


(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2003, the market value of these securities aggregated $18,964,173 or 18.4% of net assets applicable to common shareholders.
(b) Indicates a security has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(c) Security is in default and is non-income producing.
(d) Paid-in-kind preferred.
(e) Non-income producing security.
(f) Each warrant entitles the holder to purchase 1.889 shares of common stock at $0.01 per share. The warrants are exercisable until 5/01/10.
(g) Portfolio percentages are calculated based on net assets applicable to common shareholders.
    Glossary:
    NR - Not Rated
    See notes to financial statements.


--------------------------------------------------------------------------------
                                                    ACM Managed Income Fund o 19

STATEMENT OF ASSETS & LIABILITIES
February 28, 2003 (unaudited)

Assets
Investments in securities, at value
  (cost $186,769,959) ...............................      $   190,652,819
Cash ................................................                  787
Receivable for securities sold.......................            4,230,972
Interest and dividends receivable....................            2,763,437
Prepaid expenses.....................................               16,437
                                                           ---------------
Total assets.........................................          197,664,452
                                                           ---------------
Liabilities
Payable for investment securities purchased..........            4,250,527
Advisory fee payable.................................               95,144
Administrative fee payable...........................               29,274
Accrued expenses and other liabilities...............              207,981
                                                           ---------------
Total liabilities....................................            4,582,926
                                                           ---------------
Preferred Stock, at redemption value
$.01 par value per share; 1,900 shares Remarketed
  Preferred Stock authorized, 900 shares issued and
  outstanding at $100,000 per share liquidation
  preference.........................................           90,000,000
                                                           ---------------
Net Assets Applicable to Common Shareholders.........      $   103,081,526
                                                           ---------------
Composition of Net Assets Applicable to
Common Shareholders
Common stock, $.01 par value per share; 299,998,100
   shares authorized, 24,710,854 shares issued and
   outstanding.......................................      $       247,109
Additional paid-in capital...........................          209,076,236
Distributions in excess of net investment income.....           (2,965,796)
Accumulated net realized loss on investment
   transactions .....................................         (107,158,883)
Net unrealized appreciation of investments...........            3,882,860
                                                           ---------------
Net Assets Applicable to Common Shareholders.........      $   103,081,526
                                                           ---------------
Net Asset Value Applicable to Common Shareholders
   (based on 24,710,854 common shares outstanding)...                $4.17
                                                                     -----


See notes to financial statements.


--------------------------------------------------------------------------------
20 o ACM Managed Income Fund

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2003 (unaudited)

Investment Income
Interest................................ $     6,071,865
Dividends...............................         151,990   $     6,223,855
                                         ---------------
Expenses
Advisory fee............................         610,763
Administrative fee......................         187,913
Remarketed Preferred Stock--remarketing
  agent's fees..........................         115,412
Audit and legal.........................          53,532
Printing................................          49,907
Transfer agency.........................          26,940
Custodian...............................          19,785
Registration fees.......................          16,598
Directors' fees and expenses............          13,950
Miscellaneous...........................          12,136
                                         ---------------
Total expenses..........................                         1,106,936
                                                           ---------------
Net investment income...................                         5,116,919
                                                           ---------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
  transactions..........................                        (4,499,743)
Net change in unrealized
  appreciation/depreciation
  of investments........................                         9,119,666
                                                           ---------------
Net gain on investments.................                         4,619,923
                                                           ---------------
Dividends to Remarketed Preferred
Shareholders from
Net investment income...................                          (841,968)
                                                           ---------------
Net Increase in Net Assets Applicable
to Common Shareholders Resulting
  from Operations.......................                   $     8,894,874
                                                           ---------------


See notes to financial statements.


--------------------------------------------------------------------------------
                                                    ACM Managed Income Fund o 21

STATEMENT OF CHANGES IN NET
ASSETS APPLICABLE TO
COMMON SHAREHOLDERS



                                         Six Months Ended
                                           February 28,      Year Ended
                                               2003          August 31,
                                            (unaudited)         2002
                                         ---------------   ---------------
Increase (Decrease) in Net Assets
Applicable to Common Shareholders
Resulting from Operations
Net investment income................... $     5,116,919   $    13,068,247
Net realized loss on investment
  transactions..........................      (4,499,743)       (8,800,965)
Net change in unrealized
  appeciation/depreciation
  of investments........................       9,119,666        (5,363,929)
Dividends to Remarketed Preferred
Shareholders from
Net investment income...................        (841,968)       (2,280,971)
                                         ---------------   ---------------
Net increase (decrease) in net assets
  applicable to Common Shareholders
  resulting from operations.............       8,894,874        (3,377,618)
                                         ---------------   ---------------
Dividends to Common Shareholders
from
Net investment income...................      (6,268,525)      (12,052,098)
Tax return of capital...................              -0-         (322,627)
Common Stock Transactions
Reinvestment of dividends resulting in
  the issuance of common stock..........         906,652         1,552,706
                                         ---------------   ---------------
Total increase (decrease)...............       3,533,001       (14,199,637)
Net Assets Applicable to Common
Shareholders
Beginning of period.....................      99,548,525       113,748,162
                                         ---------------   ---------------
End of period........................... $   103,081,526   $    99,548,525
                                         ---------------   ---------------

See notes to financial statements.


--------------------------------------------------------------------------------
22 o ACM Managed Income Fund

NOTES TO FINANCIAL STATEMENTS
February 28, 2003 (unaudited)

NOTE A
Significant Accounting Policies
ACM Managed Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, and securities listed on a foreign securities market whose operations are similar to the United States over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. Government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by the Board of Directors. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair value of such securities.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as adjustments to interest income. Additionally, the Fund amortizes premium on debt securities for financial reporting purposes only.


--------------------------------------------------------------------------------
                                                    ACM Managed Income Fund o 23

4. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in conformity with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory, Administrative Fees and Other Transactions with Affiliates
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .65 of 1% of the average adjusted weekly net assets of the Fund. Such fee is accrued daily and paid monthly.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. During the six months ended February 28, 2003, there was no reimbursement paid to AGIS.

Under the terms of an Administrative Agreement, the Fund pays Princeton Administrators, L.P. (the "Administrator") a fee at an annual rate of .20 of 1% of average adjusted weekly net assets of the Fund. Such fee is accrued daily and paid monthly. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments, U.S. government securities and government agency obligations) aggregated $51,384,981 and $40,107,486, respectively, for the six months ended February 28, 2003. There were purchases of $80,730,016 and sales of $88,476,536 of U.S. government and government agency obligations for the six months ended February 28, 2003.

At February 28, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $7,645,358 and gross unrealized depreciation of investments was $3,762,498 resulting in net unrealized appreciation of $3,882,860.

1. Options Transactions
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in


--------------------------------------------------------------------------------
24 o ACM Managed Income Fund
market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is decreased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underling security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

There were no transactions in options written for the six months ended February 28, 2003.

NOTE D
Distributions To Common Shareholders
The tax character of distributions to be paid for the year ending August 31, 2003 will be determined at the end of the current fiscal year. The tax character of the distributions paid during the fiscal year ended August 31, 2002 and August 31, 2001 were as follows:



                                               2002               2001
                                         ---------------     ---------------
Distributions paid from:
   Ordinary income...................... $    14,333,069(a)  $    17,100,262(a)
                                         ---------------     --------------
Total taxable distributions.............      14,333,069          17,100,262
   Tax return of capital................         322,627           2,708,154
                                         ---------------     ---------------
Total distributions paid................ $    14,655,696     $    19,808,416
                                         ---------------     ---------------


--------------------------------------------------------------------------------
                                                    ACM Managed Income Fund o 25

As of August 31, 2002, the components of accumulated earnings/(deficit) applicable to common shareholders on a tax basis were as follows:

Accumulated capital and other losses.................      $ (102,460,642)(b)

Unrealized appreciation/(depreciation)...............          (6,407,526)(c)
                                                           --------------
Total accumulated earnings/(deficit).................      $ (108,868,168)
                                                           ==============

(a) Total distributions paid differ from the statement of changes in net assets applicable to common shareholders because for tax purpose dividends are recognized when actually paid.

(b) On August 31, 2002, the Fund had a net capital loss carryforward of $95,817,063 of which $697,447 expires in the year 2007, $30,192,284 expires in the year 2008, $35,940,601 expires in the year 2009 and $28,986,731 expires in the year 2010. To extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended August 31, 2002, the Fund deferred to September 1, 2002, post October capital losses of $6,643,579.

(c) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discount.

NOTE E
Common Stock
There are 299,998,100 shares of $.01 par value common stock authorized. There are 24,710,854 shares of common stock outstanding at February 28, 2003. During the six months ended February 28, 2003 and the year ended August 31, 2002, the Fund issued 221,548 and 362,804 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE F
Preferred Stock
The Fund has 1,900 shares of Remarketed Preferred Stock authorized. There are 900 shares of Remarketed Preferred Stock outstanding, each at a liquidation value of $100,000 per share plus accumulated, unpaid dividends. The dividend rate on the Remarketed Preferred Stock may change generally every 28 days as set by the remarketing agent. The dividend rate on the Remarketed Preferred Stock is 1.41% and is effective through March 26, 2003.

The redemption of the Fund's remarketed preferred stock is outside of the control of the Fund because it is redeemable upon the occurrence of an event that is not solely within the control of the Fund.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $100,000 per share plus accumulated, unpaid dividends.

Although the Fund will not ordinarily redeem the Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.


--------------------------------------------------------------------------------
26 o ACM Managed Income Fund

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund's Charter, the Investment Company Act of 1940 and Maryland law.

NOTE G
Securities Lending
The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market values of the securities loaned is deposited and maintained by the borrower with the Fund.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral. As of February 28, 2003, there were no security lending agreements outstanding.


--------------------------------------------------------------------------------
                                                    ACM Managed Income Fund o 27

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                              Six Months
                                                   Ended
                                            February 28,
                                                    2003                 Year Ended August 31,
                                                          ----------------------------------------------------
                                              (unaudited)  2002(a)    2001        2000       1999      1998
                                            ------------------------------------------------------------------
Net asset value, beginning of  period              $4.06     $4.71      $5.31      $6.34     $ 8.99     $ 9.13
                                            ------------------------------------------------------------------
Income From Investment
  Operations
Net investment income... ....................        .21(b)    .54(b)     .74(b)     .93(b)    1.21       1.24
Net realized and unrealized gain
  (loss) on investment
  transactions............ ..................        .19      (.59)      (.58)      (.72)     (2.26)      (.18)
Dividends to preferred shareholders
  from
  Net investment income (common
  stock equivalent basis). ..................       (.03)     (.09)      (.22)      (.24)      (.22)      (.24)
Net increase (decrease) in net
asset value from operations .................        .37      (.14)      (.06)      (.03)     (1.27)       .82
                                            ------------------------------------------------------------------
Less: Dividends and distributions
  to common shareholders:
Dividends from net investment
  income.................. ..................       (.26)     (.50)      (.43)      (.85)      (.96)      (.94)
  Tax return of capital. ....................         -0-     (.01)      (.11)      (.15)        -0-        -0-
  Distribution from net realized
    gain on investments... ..................         -0-       -0-        -0-        -0-      (.42)      (.02)
                                            ------------------------------------------------------------------
Total dividends and distributions
  to common shareholders.. ..................       (.26)     (.51)      (.54)     (1.00)     (1.38)      (.96)
                                            ------------------------------------------------------------------
Net asset value, end of period ..............     $ 4.17    $ 4.06    $  4.71    $  5.31     $ 6.34     $ 8.99
                                            ==================================================================
Market value, end of period .................     $ 4.57    $ 4.33     $ 4.93    $6.3125     $8.625    $8.6875
                                            ==================================================================
Total Return
Total investment return based on:(c)
  Market value.......... ....................      12.31%    (1.17)%   (12.86)%   (13.66)%   16.91%      (4.05)%
  Net asset value....... ....................       9.29%    (3.01)%    (1.02)%    (1.00)%   (16.95)%     8.74%
Ratios/Supplemental Data
Net assets applicable to common
  shareholders, end of period
  (000's omitted)......... ..................   $103,082   $99,549   $113,748   $126,358   $146,483   $201,268
Preferred Stock, at redemption value
  ($100,000 per share liquidation
  preference) (000's omitted) ...............    $90,000   $90,000    $95,000    $95,000    $95,000    $95,000
Ratios to average net assets
  applicable to common
  shareholders of:
  Expenses(d)........... ....................       2.24%(e)  2.31%      3.26%      2.23%      1.54%      1.39%
  Expenses, excluding interest
    expense(d)............ ..................       2.24%(e)  2.19%      2.10%      1.91%      1.54%      1.39%
  Net investment income, before
    preferred stock dividends(d) ............      10.37%(e) 12.56%     15.09%     16.47%     15.69%     13.09%
  Preferred stock dividends .................       1.71%(e)  2.19%      4.49%      4.26%      2.81%      2.54%
  Net investment income, net of
    preferred stock dividends ...............       8.67%(e) 10.37%     10.60%     12.21%     12.88%     10.55%
Portfolio turnover rate. ....................         70%       99%       248%       383%       222%       157%
Asset coverage ratio.... ....................        215%      211%       220%       233%       254%       312%


See footnote summary on page 29.


--------------------------------------------------------------------------------
28 o ACM Managed Income Fund

(a) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per share by $0.05, decrease net realized and unrealized loss on investments by $0.05 and decrease the ratios of net investment income before and net of preferred stock dividends to average net assets applicable to common shareholders from 13.78% and 11.58% to 12.56% and 10.37%, respectively. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(b) Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.Total investment return calculated for a period of less than one year is not annualized.

(d) The expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Annualized.


See notes to financial statements.


--------------------------------------------------------------------------------
                                                    ACM Managed Income Fund o 29

GLOSSARY OF INVESTMENT TERMS


benchmark
A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond
Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

earnings
Revenues minus cost of sales, operating expenses and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

sector
A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

Treasuries
Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield
The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
30 o ACM Managed Income Fund

Alliance Capital Management L.P.

Alliance Capital Management L.P. is a leading global investment management firm with approximately $387 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital Management L.P. has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance Capital Management L.P. stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital Management L.P., we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 580 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.


All information on Alliance Capital is as of 12/31/02.

--------------------------------------------------------------------------------
                                                    ACM Managed Income Fund o 31

BOARD OF DIRECTORS


John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


Officers
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
George D. Caffrey, Vice President
Matthew D.W. Bloom, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vince S. Noto, Controller


Administrator
Princeton Administrators, L.P.
P.O.Box 9095
Princeton, NJ 08543-9095

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Common Stock:
Dividend Paying Agent,
Transfer Agent And Registrar
Equiserve Trust Company, N.A.
P.O. Box 43011 Providence, RI 02940-3011

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Preferred Stock:
Dividend PayingAgent,
Transfer Agent And Registrar
Bank of New York
385 Rifle Camp Road
West Paterson, NJ 07424

Independent Auditors
Ernst& Young LLP
5 Times Square
New York,NY 10036


(1) Member of the Audit Committee Notice is hereby given in accordance with
    Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

    This report, including the financial statements therein, is transmitted to the shareholders of ACMManaged Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

--------------------------------------------------------------------------------
32 o ACM Managed Income Fund

ALLIANCEBERNSTEIN FAMILY OF FUNDS


U.S. Growth Funds
Growth Fund
Growth & Income Fund
Health Care Fund Mid-Cap
Growth Fund
Premier Growth Fund
Quasar Fund
Technology Fund

Value Funds
Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

Blended Style Series
U.S. Large Cap Portfolio

Global & International Stock Funds
All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series
Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds
National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds
Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

AllianceBernstein also offers AllianceBernstein Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

To obtain a prospectus for any AllianceBernstein fund, call your investment professional, or call AllianceBernstein at (800) 227-4618 or visit our web site at www.alliancebernstein.com.

--------------------------------------------------------------------------------
                                                    ACM Managed Income Fund o 33

SUMMARY OF GENERAL INFORMATION

ACM Managed Income Fund
Shareholder Information
The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "AMF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distribution in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company, N.A. at (800) 219-4218.

--------------------------------------------------------------------------------
34 o ACM Managed Income Fund

NOTES





--------------------------------------------------------------------------------
                                                    ACM Managed Income Fund o 35

NOTES





--------------------------------------------------------------------------------
36 o ACM Managed Income Fund

ACM Managed Income Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

[LOGO] AllianceBernsteinSM
       Investment Research and Management

R These registered service marks used under license from the owner, Alliance Capital Management L.P.

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